Exibit 99.3


              ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT


        THIS ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT ("ASSIGNMENT"), dated SEPTEMBER 8TH, 2005, although not necessarily executed on that date, is made by BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership ("BORROWER"), in favor of STATE FARM BANK, F.S.B., a federal savings bank ("STATE FARM"), and is executed concurrently with that certain Deed of Trust and Security Agreement of even date herewith by Borrower in favor of State Farm (the "DEED OF TRUST") pursuant to which State Farm has agreed to make a loan (the "LOAN") to Borrower subject to the terms and conditions set forth therein. All words and phrases used in this Assignment with their initial letters capitalized shall have the meaning assigned to them in the Deed of Trust, unless such words and phrases are otherwise specifically defined herein.

        1. ASSIGNMENT. As security for the performance of all obligations of Borrower to State Farm under the Loan Documents, Borrower hereby assigns and transfers to State Farm all current and future management agreements related to the Property and all of Borrower's rights, title and interests therein, including any amendments or modifications thereto (collectively, the "MANAGEMENT AGREEMENT"), and including without limitation the following:

        THAT CERTAIN AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT, DATED AS OF JUNE 2, 2003, BY AND BETWEEN BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I, LP ("BHST") AND HPT MANAGEMENT SERVICES LP, AS PARTIALLY ASSIGNED TO BORROWER BY BHST PURSUANT TO THAT CERTAIN PARTIAL ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED PROPERTY MANGEMENT AND LEASING AGREEMENT, DATED AS OF JULY 6, 2005, BY AND BETWEEN BEHRINGER HARVARD LANDMARK LP, AS OWNER, AND HPT MANAGEMENT SERVICES LP, A TEXAS LIMITED PARTNERSHIP, AS MANAGER.

        This Assignment of Management Agreement is an absolute assignment for security purposes which shall become void and of no further force or effect upon performance in full of all of Borrower's obligations under the Loan Documents.

        2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that (A) it has not assigned or granted a security interest in the Management Agreement to any Person other than State Farm; (B) its interest in the Management Agreement is not subject to any claims, set offs, encumbrances or deductions; (C) as to Borrower and, to Borrower's current actual knowledge, as to Manager, the Management Agreement constitutes the valid and binding obligation of the parties thereto, is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to an enforcement of creditor's rights and to the application of principles of equity, and has not been amended except as disclosed to State Farm; (D) it is not in default under the terms of the Management Agreement; (E) as to Borrower and, to Borrower's current actual knowledge, as to Manager, all covenants, conditions and agreements have been performed in all material respects as required by the Management Agreement by all parties thereto, except those which are not due to be performed until after the date of this Assignment.

        3. NO ASSUMPTION BY STATE FARM AND BORROWER'S COVENANTS. Neither this Assignment nor any action or actions on the part of State
Farm shall constitute an assumption of any obligations on the part of State Farm under the Management Agreement, and Borrower shall continue to be liable for all obligations thereunder. Borrower hereby agrees to punctually perform any and all obligations it may have under the Management Agreement, use commercially reasonable efforts to take such steps as may be necessary or appropriate to secure performance by all parties of their obligations under the Management Agreement and not to amend in any material respect, or terminate with or without cause, the Management Agreement, without the express written consent of State Farm, which consent will not be unreasonably withheld, conditioned or delayed. State Farm may, at its option, but shall not be obligated to, perform or discharge any obligation of Borrower under the Management Agreement, at Borrower's reasonable expense, in the event that Borrower fails to do so. Borrower agrees to indemnify and hold the State Farm harmless against and from any loss, cost, liability or expense (including without limitation all reasonable attorneys' and accountants' fees and expenses, court costs and investigation expenses) resulting from any failure of Borrower to perform its obligations under the Management Agreement.

        4. BENEFITS CONDITIONALLY RETAINED BY BORROWER. State Farm hereby grants Borrower the right to continue to receive the benefits of, and exercise the rights under, the Management Agreement unless and until an Event of Default occurs, in which event such rights may be revoked at any time thereafter at the option of State Farm so long as such Event of Default is continuing.

        5. ACTION BY LENDER FOLLOWING DEFAULT. State Farm shall have the right at any time following the occurrence and during the continuance of an Event of Default (but shall have no obligation) without notice and without taking possession of the Property to take in its name or in the name of Borrower or otherwise, such action as State Farm may at any time or from time to time reasonably determine to be necessary to cure any default under the Management Agreement or to protect or exercise the rights of Borrower or State Farm thereunder, and may otherwise exercise any other rights or remedies State Farm has under the Loan Documents. State Farm shall incur no liability if any action taken by it or on its behalf pursuant to this Assignment (including any action when State Farm is deemed a mortgagee in possession) shall prove to be in whole or in part inadequate or invalid, unless due to State Farm's gross negligence or willful misconduct; and Borrower agrees to indemnify and hold State Farm free and harmless from and against any loss, costs, liability or expense (including but not limited to reasonable attorneys' and accountants' fees and expenses, court costs and investigation expenses) in connection with its actions hereunder (including any actions when State Farm is deemed a mortgagee in possession), unless due to State Farm's gross negligence or willful misconduct. BORROWER'S OBLIGATION TO SO INDEMNIFY LENDER SHALL INCLUDE INDEMNIFICATION FOR ANY OF SUCH MATTERS CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF STATE FARM OR ANY OFFICER, DIRECTOR, EMPLOYEE, SHAREHOLDER, CONTRACTOR OR AGENT OF STATE FARM.

        6. POWER OF ATTORNEY. Borrower hereby irrevocably constitutes and appoints State Farm its true and lawful agent and attorney-in-fact, with, following the occurrence of an Event of Default, full power of substitution, to demand, receive and enforce all rights of Borrower under the Management Agreement, to modify, supplement and terminate the Management Agreement, to give appropriate releases and/or receipts for or on behalf of Borrower in connection with the Management Agreement, in the name, place and stead of Borrower or in State Farm's name, with the same force and effect as Borrower could do if this Assignment had not been made. Borrower authorizes any third party to exclusively rely on the certificate of an officer of State Farm for the establishment of an Event of Default and hereby waives and releases any claim Borrower may have against such third party for such reliance. Borrower hereby agrees to deliver to State Farm, upon State Farm's written demand, the original and such other instruments and documents as State Farm may reasonably require in order to permit State Farm's succession to the right, title and interest of Borrower in and to the Management Agreement as provided herein. It is hereby recognized that the power of attorney herein granted is coupled with an interest and is irrevocable.

        7. SUBORDINATION OF MANAGEMENT AGREEMENT. Borrower hereby agrees that at all times prior to the termination of this Assignment, the Management Agreement shall be subordinate, inferior and subject to the Deed of Trust. Furthermore, State Farm shall have the right upon appointment of a receiver or taking title to the Property, through foreclosure, deed-in-lieu of foreclosure or otherwise, to (i) terminate the Management Agreement upon TEN (10) DAYS prior notice to the parties thereto, provided, that Manager shall be paid through the date of termination or (ii) direct the Borrower to retain a new management company approved by State Farm.

        8. CONSENT OF MANAGER. By its execution hereof, HPT Management Services LP ("MANAGER") acknowledges and consents to this Assignment, and each of the terms and conditions herein set forth, including, without limitation, the subordination provisions in PARAGRAPH 7. Furthermore, Manager hereby agrees that upon receipt of written notice from State Farm that an Event of Default (as defined in the Deed of Trust) has occurred under the Loan, Manager shall henceforth deliver to State Farm, for application in accordance with the terms and conditions of the Deed of Trust, all rents and other proceeds received from and after the date thereof from any and all tenants (less normal and reasonable operating costs incurred in connection therewith), concessionaires, or other parties occupying or using any portion of the Improvements. Borrower will cause to be executed and delivered to State Farm consents to this Assignment by the parties to any other current or future management agreements related to the Property, such consents to be in form and substance reasonably satisfactory to State Farm.

        9. BINDING EFFECT. This Assignment shall be binding upon Borrower and Borrower's heirs, executors, administrators, legal representatives, successors and assigns, and shall inure to the benefit of the State Farm and its successors and assigns, including without limitation any purchaser upon foreclosure of the lien and security interests created by the deed of trust or mortgage or any other Loan Document securing payment of the Loan, or under a deed in lieu of such foreclosure and any receiver in possession of the Property. State Farm may reassign its right, title and interest in and to the Management Agreement in whole or in part, to any person or entities succeeding to State Farm's or the Borrower's interest in the Loan or the Property, in State Farm's sole discretion without any requirement for the Borrower's consent, and any such reassignment shall be valid and binding upon Borrower as fully as if Borrower had expressly approved the same.

        10. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, IN WHICH CASE FEDERAL LAW SHALL CONTROL.

               [END OF TEXT - SIGNATURE BLOCKS ON FOLLOWING PAGE]

                                         BORROWER:

                                         BEHRINGER HARVARD LANDMARK LP, a Texas
                                         limited partnership

                                         By:  Behringer Harvard Landmark GP,
                                              LLC, a Texas limited liability
                                              company, its general partner


                                              By:_______________________________
                                                 Gerald J. Reihsen, III,
                                                 Secretary



ACKNOWLEDGED AND CONSENTED TO,
AS OF THIS ___ DAY OF SEPTEMBER 2005, BY:

MANAGER:

HPT MANAGEMENT SERVICES LP,
a Texas limited partnership

By:  IMS LLC, its general partner

     By: ________________________________
     Name: ______________________________
     Title: _____________________________

THE STATE OF TEXAS     ss.
                       ss.
COUNTY OF DALLAS       ss.

        BEFORE ME, the undersigned authority, on this day personally appeared Gerald J. Reihsen, III, Secretary of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, general partner of BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of _____________, 2005.

{ S E A L }
                                       ________________________________________
                                                Notary Public in and for
                                                   the State of Texas
My Commission Expires:

______________________


THE STATE OF TEXAS     ss.
                       ss.
COUNTY OF DALLAS       ss.

        BEFORE ME, the undersigned authority, on this day personally appeared ______________________, _________________ of _____________________________, a
____________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said -------------------.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of _____________, 2005.

{ S E A L }
                                       ________________________________________
                                                Notary Public in and for
                                                   the State of Texas

My Commission Expires:

______________________